Exhibit 10.32

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT
dated as of
June 29, 2020,
among
MEREDITH CORPORATION,
as the Borrower,
and
CERTAIN SUBSIDIARIES OF MEREDITH CORPORATION,
as Guarantors
THE LENDERS PARTY HERETO,
and
ROYAL BANK OF CANADA,
as Administrative Agent, Collateral Agent and Fronting Bank
___________________________

RBC CAPITAL MARKETS*,
CREDIT SUISSE LOAN FUNDING LLC,
BARCLAYS BANK PLC,
CITIGROUP GLOBAL MARKETS INC.,
BNP PARIBAS SECURITIES CORP.
and
CAPITAL ONE, NATIONAL ASSOCIATION
as Joint Lead Arrangers and Joint Bookrunners

* RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

AMENDMENT NO. 4 TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of June 29, 2020 (this “Amendment”), among MEREDITH CORPORATION, an Iowa corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO (the “Guarantors”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) under the Credit Agreement referred to below and each Tranche B-3 Term Lender (as defined below) party hereto.
RECITALS:
WHEREAS, reference is made to the Credit Agreement, dated as of January 31, 2018 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 26, 2018, Amendment No. 2 to Credit Agreement, dated as of February 19, 2020, Amendment No. 3 to Credit Agreement, dated as of June 22, 2020, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and
WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, the Borrower wishes to incur Incremental Term Loans in an aggregate principal amount of $410 million in the form of a new tranche of Tranche B-3 Term Loans (the “Tranche B-3 Term Loans”; the commitments in respect of the Tranche B-3 Term Loans, the “Tranche B-3 Term Commitments”; the Lenders with Tranche B-3 Term Commitments, the “Tranche B-3 Term Lenders”), which will be made available on the Amendment No. 4 Effective Date (as defined below), subject to the terms and conditions hereof, and which Tranche B-3 Term Loans shall constitute Term Loans for all purposes of the Credit Agreement and the other Loan Documents;
WHEREAS, contemporaneously with the effectiveness of Tranche B-3 Term Commitments on the Amendment No. 4 Effective Date and pursuant to Section 2.14 of the Existing Credit Agreement, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the insurance of the Tranche B-3 Term Loans;
WHEREAS, contemporaneously with the making of the Tranche B-3 Term Loans the Borrower shall issue senior secured notes in an amount of $300 million (the “Senior Secured Notes”), which will be secured by a first priority security interest in the Collateral and subject to a first lien pari passu intercreditor agreement (the “First Lien Pari Passu Intercreditor Agreement”) among the Administrative Agent and U.S. Bank National Association, as collateral agent for the holders of the Senior Secured Notes (in such capacity, the “Senior Secured Notes Agent”) and acknowledged by the Borrower and the other Loan Parties; and
Whereas, this Amendment constitutes an Incremental Amendment, and there Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Incremental Term Loans pursuant to Section 2.14 of the Existing Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Existing Credit Agreement Amendments. Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)	The Existing Credit Agreement is hereby amended and supplemented by attaching thereto Schedule 1.01A hereto, which sets forth the Tranche B-3 Term Commitments of each of the Tranche B-3 Term Lenders.

(b)
The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto.

2.
Tranche B-3 Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-3 Term Lender severally agrees to make Tranche B-3 Term Loans to the Borrower in a single borrowing in Dollars on the Amendment No. 4 Effective Date. The Tranche B-3 Term Loans shall be subject to the following terms and conditions:

(a)
Terms Generally. On and after the Amendment No. 4 Effective Date, other than as set forth herein or in the Credit Agreement: (i) for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-3 Term Loans shall constitute “Term Loans” and shall have the same terms as the Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date under the Existing Credit Agreement (the “Existing Term Loans”) and shall be treated for purposes of voluntary and mandatory prepayments and all other terms as Existing Term Loans under the Existing Credit Agreement (it being understood that the Tranche B-3 Term Loans shall constitute a separate Class of Term Loans from the Tranche B-1 Term Loans and Tranche B-2 Term Loans under the Credit Agreement), and (ii) each Tranche B-3 Term Lender shall be deemed, and shall have all rights of, a “Term Lender” under the Credit Agreement and the other Loan Documents.

(b)	Credit Agreement Governs. Except as set forth in this Amendment, the Tranche B-3 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(c)	Use of Proceeds. The proceeds of the Tranche B-3 Term Loans made on the Amendment No. 4 Effective Date shall be used for the purposes set forth in Section 6.15(a) of the Credit Agreement.

3.
Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 4 Effective Date”), on which each of the following conditions have been satisfied (or waived by the Lead Arranger) in accordance with the terms therein:

(a)
the Administrative Agent (or its counsel) shall have received (A) from each of the Borrower, the other Loan Parties party hereto and the Tranche B-3 Term Lenders, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment and (B) from each of the Borrower, the other Loan Parties and the Senior Secured Notes Agent, a counterpart of the First Lien Pari Passu Intercreditor Agreement signed by such party;

(b)
the Administrative Agent shall have received certificates of each Loan Party party hereto dated as of the Amendment No. 4 Effective Date and Responsible Officer thereof (i) (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party approving or consenting to this Amendment and the Tranche B-3 Term Loans, (B) certifying that the articles of incorporation and by-laws of each Loan Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of each Loan Party party hereto or certifying that the incumbency certificate delivered to the Administrative Agent on June 18, 2020 remains effective and (ii) certifying as to the matters set forth in clauses (d), (e) and (f) below;

(c)
the Administrative Agent shall have received all fees and amounts previously agreed to in writing by the Lead Arranger and the Borrower to be due on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced at least three Business Days prior to the Amendment No. 4 Effective Date (or such later date as is reasonably agreed by the Borrower), the reasonable and documented out-of-pocket legal fees and expenses and the reasonable and documented out-of-pocket fees and expenses of any other advisors in accordance with the terms of the Credit Agreement;

(d)
the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date (except to the extent such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or other similar language, they shall be true and correct in all respects;

(e)	no Default or Event of Default shall exist on the Amendment No. 4 Effective Date or would result from the incurrence of the Tranche B-3 Term Loans or the application of proceeds therefrom;

(f)
the Borrower shall have, or substantially concurrently with, and in any event within one day of, the making of the Tranche B-3 Term Loans will have, redeemed all of its issued and outstanding Series A Preferred Stock;

(g)	the Senior Secured Notes shall have been (or substantially concurrently with the making of the Tranche B-3 Term Loans, shall be) issued in an amount of $300 million;

(h)
the Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries on a combined basis after giving effect to incurrence of the Tranche B-3 Term Loans and the Senior Secured Notes, from the Borrower’s chief financial officer, dated as of the Amendment No. 4 Effective date, substantially in the form of Exhibit H to the Credit Agreement; and

(i)
the Administrative Agent shall have received favorable opinions of each of (A) Cooley LLP and (B) Nyemaster Goode, P.C., counsel to the Loan Parties and, in each case, addressed to the Administrative Agent and each Lender.

4.	Representations and Warranties. On the Amendment No. 4 Effective Date, each Loan Party hereby represents and warrants that:

(a)	such Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Amendment;

(b)
the execution, delivery and performance by each of the Loan Parties of this Amendment (i) has been duly authorized by all necessary corporate or other organizational action and (ii) do not and will not (A) contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Permitted Liens) (x) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (y) any material agreement to which such Person is a party; or (C) violate any material Law applicable to the Loan Parties; except, (A) with respect to any conflict, breach, violation or contravention referred to in clause (B) or (C), to the extent that such conflict, breach, violation or contravention would not reasonably be expected to have a Material Adverse Effect and (B) subject to containing those consents required pursuant to Section 8.02(e) of the Credit Agreement;

(c)
this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(d)
no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or third party is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Amendment or the transactions contemplated hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent, (ii) those approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, given, taken, given or made and are in full force effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (iv) the filing of certain Loan Documents with the FCC after the Amendment No. 4 Effective Date and (v) those consents required pursuant to Section 8.02(e) of the Credit Agreement; and

(e)
both immediately before and after giving effect to the Amendment No. 4 Effective Date (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects, in each case, on and as of the Amendment No. 4 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 4 Effective Date (except to the extent such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date), provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or other similar language, they shall be true and correct in all respects and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 4 Effective Date or would result from the consummation of this Amendment and the transactions contemplated hereby.

5.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)
Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)
Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)
On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

6.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

7.
Entire Agreement. This Amendment, the other Loan Documents and the agreements regarding certain fees referred to herein comprise the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment No. 4 Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

8.
APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTION 10.15 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

9.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby; and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.
Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or email pdf of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment shall become effective as provided in Section 3.

11.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.	Loan Document. On and after the Amendment No. 4 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

MEREDITH CORPORATION
as the Borrower

By:	/s/ Jason Frierott
Name:	Jason Frierott
Title:	Chief Financial Officer

KPHO BROADCASTING CORPORATION
KPTV-KPDX BROADCASTING CORPORATION
KVVU BROADCASTING CORPORATION
each as a Guarantor

By:	/s/ Kevin M. Wagner
Name:	Kevin M. Wagner
Title:	Treasurer

ALLRECIPES.COM, INC.
BIZRATE INSIGHTS INC.
BOOK-OF-THE-MONTH CLUB, INC.
COZI INC.
EATING WELL, INC.
ENTERTAINMENT WEEKLY INC.
HEALTH MEDIA VENTURES INC.
HELLO GIGGLES, INC.
MEREDITH PERFORMANCE MARKETING, LLC
MEREDITH SHOPPER MARKETING, LLC
MNI TARGETED MEDIA INC.
MYWEDDING, LLC
NEWSUB MAGAZINE SERVICES LLC
NSSI HOLDINGS INC.
SELECTABLE MEDIA INC.
SOUTHERN PROGRESS CORPORATION
SPORTS DIGITAL GAMES, INC.
SYNAPSE GROUP, INC.
VIANT TECHNOLOGY HOLDING INC.
each as a Guarantor

By:	/s/ Kevin M. Wagner
Name:	Kevin M. Wagner
Title:	President

TI ADMINISTRATIVE HOLDINGS LLC
TI BOOKS HOLDINGS LLC
TI CIRCULATION HOLDINGS LLC
TI CONSUMER MARKETING, INC.
TI CORPORATE HOLDINGS LLC
TI CUSTOMER SERVICE, INC.
TI DIRECT VENTURES LLC
TI DISTRIBUTION HOLDINGS LLC
TI DISTRIBUTION SERVICES INC.
TI GOTHAM INC.
TI INC. AFFLUENT MEDIA GROUP
TI INC. BOOKS
TI INC. LIFESTYLE GROUP
TI INC. PLAY
TI INC. RETAIL
TI INC. VENTURES
TI INTERNATIONAL HOLDINGS INC.
TI LIVE EVENTS INC.
TI MAGAZINE HOLDINGS LLC
TI MARKETING SERVICES INC.
TI MEDIA SOLUTIONS INC.
TI MEXICO HOLDINGS INC.
TI PAPERCO INC.
TI PUBLISHING VENTURES, INC.
TI SALES HOLDINGS LLC
each as a Guarantor

By:	/s/ Kevin M. Wagner
Name:	Kevin M. Wagner
Title:	President

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

ROYAL BANK OF CANADA,
as Tranche B-3 Term Lender

By:	/s/ Charles D. Smith
Name: Charles D. Smith
Title: Managing Director Head of Leveraged Finance

Schedule 1.01A

Tranche B-3 Term Commitments

Tranche B-3 Term Lender	Tranche B-3 Term Commitment
Royal Bank of Canada	$410,000,000
Total	$410,000,000

Annex A

The annex to this agreement have been omitted, but will be furnished to the Securities and Exchange Commission upon request.